SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 21, 1999

                          SCIENTIFIC NRG, INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                    Minnesota
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-15148
                            (Commission File Number)

                                   41-1457271
                        (IRS Employer Identification No.)

        4695 MacArthur Court, Suite 530, Newport Beach, California 92660
               (Address of Principal Executive Offices) (Zip Code)

                                 (949) 833-2094
               Registrant's Telephone Number, Including Area Code

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Item 1.       Changes in Control of Registrant

              None

Item 2.       Acquisition or Disposition of Assets

              None

Item 3.       Bankruptcy or Receivership

              None

Item 4.       Changes in Registrant's Certifying Accountant

              On July 21, 1999, the auditing practice of Corbin & Wertz was replaced as the Registrant's independent accountant. Corbin & Wertz previously issued an unqualified report dated August 3, 1998, assuming the Company will continue as going concern, which did not contain any adverse opinion or disclaimer of opinion, or any qualification as to uncertainty, audit scope of accounting principles. There were no disagreements with Corbin & Wertz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two year period prior.

              On July 21, 1999, the auditing practice of McKennon Wilson & Morgan, LLP was engaged to perform the audit of the Company for the year ended June 30, 1999.

              The Company has provided a copy of this Form 8-K to Corbin and Wertz and requested a letter noting agreement with the disclosures made herein. Upon receipt of the requested letter, the Company will file an amendment to this Form 8-K with such letter included as an exhibit.

Item 5.       Other Events

              On July 21, 1999, the address of the Company was changed to 4695 MacArthur Court, Suite 530, Newport Beach, California 92660, telephone
(949)833-2094. The former address was 2246 Lindsay Way, Glendora, California 91740, telephone (909) 305-3322.

Item 6.       Resignation of Registrant's Directors

              None

Item 7.       Financial Statements and Exhibits

              None

Item 8.       Change in Fiscal Year

              None

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                                   SIGNATURES



                  Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 1999          Scientific NRG, Incorporated

                              By:  /s/       Fred G. Luke
                                   -------------------------------------------
                                   Name:     Fred G. Luke
                                   Title:    President

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